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                                                                    Exhibit 10.3
                               A G R E E M E N T


         THIS AGREEMENT made and executed this 2nd day of February, 1996, by and between Alscott Limited Partnership #1, a Texas limited partnership (the "Partnership"), and ALBERTSON'S, INC., a Delaware corporation.

         WHEREAS, Albertson's, Inc. and Alscott Limited Partnership #2, a Texas limited partnership, entered into an agreement on August 3, 1995 which specifically provided that it was binding upon successors of Alscott Limited Partnership #2;

         WHEREAS, effective January 1, 1996, all of the assets of Alscott Limited Partnership #2, including the Common Stock of Albertson's, Inc. held by Alscott Limited Partnership #2, were transferred to the Partnership, and Alscott Limited Partnership #2 has been liquidated and dissolved, all with the express approval of Albertson's, Inc.; and

         WHEREAS, the parties hereto desire to enter into this agreement as well as a Stockholders' Agreement (the "Stockholders' Agreement") to formally make the Partnership a party to the terms and conditions of these agreements;

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         NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants herein set forth and other valuable considerations by each party received from each other party, the adequacy of which is hereby acknowledged, IT IS AGREED:

         Section 1.  Definitions.  As used in this agreement:

         1.1. The term "corporation" shall refer to Albertson's, Inc., a Delaware corporation.

         1.2. The term "stock" shall refer to shares of common stock issued by the corporation.

         1.3. The term "business day" shall refer to any Monday, Tuesday, Wednesday, Thursday or Friday which is not a legal holiday under the laws of the State of Idaho.

         1.4. The term "market value", as used in Sections 3, 4 and 5 shall refer to an amount equivalent to the average of the closing prices per share of stock on the composite tape for thirty consecutive business days upon which shares of stock were traded upon any stock exchange whose prices are incorporated in the composite tape preceding the date of determination.

         1.5. The term "personal representative" shall refer to the duly appointed personal representative of the estate of Kathryn Albertson, acting in that capacity following the death of Kathryn Albertson. Should a special administrator be appointed to administer the





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estate of Kathryn Albertson until such time as a personal representative of that estate is appointed, the term "personal representative" shall also refer to that special administrator.

         1.6. The term "Shares" means (i) all stock now or hereafter transferred to the Partnership by Kathryn Albertson; (ii) all stock transferred to the Partnership by Alscott Limited Partnership #2 which was transferred to that limited partnership by Kathryn Albertson; and (iii) all stock received by the Partnership as a dividend or other distribution as a result of its ownership of the stock referred to in clauses (i) and (ii).

         Section 2.  Recognition.  The parties hereto recognize that:

         2.1. Kathryn Albertson contributed 20,840,446 shares of Albertson's, Inc. common stock to Alscott Limited Partnership #2 on August 3, 1995 pursuant to the terms of a contribution agreement entered into between Kathryn Albertson and Alscott Limited Partnership #2 on August 3, 1995 (the "Contribution Agreement"). The aggregate number of shares of stock contributed to the Partnership pursuant to the terms of the Contribution Agreement was 26,842,046. In August of 1995, an additional 2,000 shares of stock were contributed to Alscott Limited





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Partnership #2 as a result of the exercise of a stock option pursuant to the
Albertson's, Inc. 1995 Stock Option Plan for Non-Employee Directors by Kathryn Albertson. Also, in August of 1995, an additional 2,000 shares of stock were contributed to Alscott Limited Partnership #2 as a result of the exercise of a stock option pursuant to the Albertson's, Inc. 1995 Stock Option Plan for Non-Employee Directors by J. B. Scott. Effective January 1, 1996, the 26,846,046 shares of stock held by Alscott Limited Partnership #2 were transferred to the Partnership, and Alscott Limited Partnership #2 was liquidated and dissolved. As of the date of this agreement, Kathryn Albertson has contributed a total of 20,842,446 shares of Albertson's, Inc. common stock to the Partnership.



         2.2. The provisions of this agreement and the covenants of the respective parties contained in this agreement are in their best interests in providing for an orderly sale and purchase of stock under the circumstances and in the manner provided in this agreement.

         Section 3.  Sale of Stock - Right of First Refusal.

         3.1. The provisions of subsection 3.2 shall remain in force and effect during the lifetime of Kathryn Albertson. The provisions of subsection
3.3 shall remain





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in effect and binding upon a donee although the death of Kathryn Albertson shall have occurred.

         3.2. In the event that during the lifetime of Kathryn Albertson the Partnership proposes to sell or dispose of (other than through gift) all or any part of the Shares to a person or entity other than Kathryn Albertson, it shall give notice in writing to the corporation stating its desire to sell such Shares. If its proposal to sell such Shares is based upon a bona fide offer by a third party to purchase, the notice delivered to the corporation shall state its intention to sell the Shares, the identity of the prospective purchaser, the price per share offered, the number of Shares to be sold and other terms of the proposed sale. If its proposal to sell is not based upon a bona fide offer to purchase, then the notice to the corporation shall state its intention to sell Shares, the number of Shares to be sold, the proposed price per share therefor and other terms of sale.

         For a period of thirty (30) days following delivery of that notice to the corporation, the corporation shall have an irrevocable and exclusive option to purchase all (but not less than all) of the Shares proposed to be sold at the price and upon the terms set forth in the notice.





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         Should the corporation determine to exercise its option to purchase those Shares, notice in writing of that decision shall be delivered to the Partnership within the thirty day option period. A closing shall take place on the ninetieth business day following the date of delivery to the Partnership of the corporation's notice that it is exercising its option. The closing shall take place at the office of the corporation. At the closing the corporation shall pay to the Partnership such part of or the entire purchase price for those Shares as is required to be paid at closing by the terms of sale, and, if payment of a part of the purchase price is deferred, the corporation shall deliver to the Partnership such other instruments as are contemplated by the terms of sale. Simultaneously therewith the Partnership shall deliver to the corporation certificates evidencing its ownership of the number of Shares purchased by the corporation with proper assignments in blank thereof duly executed by it with its signature guaranteed.

         Should the corporation fail, refuse or decline to exercise its option to purchase all of the Shares offered for sale within the thirty day option period at the price and upon the terms set forth in the notice delivered to the corporation, within a period of nine (9) months





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thereafter the Partnership may sell those Shares at a price equivalent to or exceeding that which was stated in the notice to the corporation (and which was available to the corporation), but the Partnership shall not sell those Shares upon different terms or at a purchase price less than that which was stated in the notice to the corporation (and available to the corporation) or sell a part, only, of those Shares, or sell those Shares after the expiration of said nine month period without again offering those Shares for purchase by the corporation under the procedure set forth in this subsection.

         3.3. The provisions of this section shall not be interpreted to deprive the Partnership of the privilege to make gifts of Shares during Kathryn Albertson's life-time; providing that as a condition to each gift the donee shall agree in writing to grant to the corporation an option to purchase all of the Shares so received as a gift from the Partnership utilizing the procedure set forth in this subsection.

         That agreement by the donee shall require the donee, its successors, assigns and personal representative within a period of one year following the date of the gift to deliver to the corporation an offer to sell to





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the corporation all of the Shares received as a gift from the Partnership.

         For a period of ninety days following delivery of that notice to sell Shares the corporation shall have an exclusive and irrevocable option to purchase all (but not less than all) of the Shares so offered for sale by the donee at the purchase price and on the terms set forth in this subsection.

         Should the corporation determine to exercise its option to purchase those Shares, notice in writing of that decision shall be delivered to the donee within said ninety day option period; and having determined to exercise its option to purchase those Shares, the purchase price shall be equivalent to ninety-six percent (96%) of the market value per share determined as provided in subsection 1.4 as of the date of delivery of the written notice by which the corporation exercised its option to purchase the Shares, multiplied by the number of Shares to be purchased.

         The corporation having given notice of its decision to purchase Shares, a closing shall take place at the general office of the corporation on the 150th day after the date of delivery of the notice by the corporation exercising its option to purchase the Shares or if such





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day is not a business day, on the first business day thereafter.

         At the closing, the donee shall deliver to the corporation the certificates evidencing ownership by it of the number of Shares purchased by the corporation with proper assignments thereof in blank duly executed by or on behalf of the donee with its signature guaranteed; and simultaneously therewith the corporation shall pay to the donee the entire purchase price for those Shares.

         Should the corporation fail, refuse or decline to exercise its option to purchase all of the Shares (received by the donee from the Partnership as a gift) within the option period stated in this subsection, from and after the expiration of that option period the donee shall hold those Shares, deal with them and exercise all rights of ownership thereof free from the provisions of this subsection and free from the provisions of the agreement entered into by the donee at the time of the gift of stock.

         Following a gift by the Partnership of Shares, upon the new certificate evidencing ownership by the donee of those Shares the Secretary of the corporation shall be authorized to endorse a legend corresponding to that set forth in Section 7 and further incorporating by reference





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the agreement of the donee contemplated in this subsection.

         Section 4.  Option to Purchase.

         4.1. Following the death of Kathryn Albertson, the corporation is hereby granted an irrevocable and exclusive option to purchase all of the Shares (not a part thereof) owned by the Partnership at the time of Kathryn Albertson's death as provided in this section.

         4.2. Within thirty days following the date of death of Kathryn Albertson the Partnership shall deliver to the corporation an offer to sell to the corporation all of the Shares owned by the Partnership at the time of Kathryn Albertson's death.

         For a period of ninety days following delivery of that offer to sell Shares, the corporation shall have an irrevocable and exclusive option to purchase all (but not less than all) of the Shares owned by the Partnership at the time of Kathryn Albertson's death at the purchase price and on the terms set forth in this section.

         Should the corporation determine to exercise its option to purchase those Shares, notice in writing of that decision shall be delivered to the Partnership within said ninety day option period; and having determined to exercise its option to purchase those Shares,





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the purchase price shall be equivalent to ninety-six percent (96%) of the market value per share determined as provided in subsection 1.4 as of the date of delivery of the written notice by which the corporation exercised its option to purchase the Shares, multiplied by the number of Shares to be purchased.

         The corporation having given notice of its decision to purchase the Shares, the closing shall take place at the general office of the corporation on the 150th day after the date of delivery of the notice by the corporation exercising its option to purchase the Shares, or if such day is not a business day, on the first business day thereafter.

         At the closing:

                 (a) The Partnership shall deliver to the corporation (1) such instrument or instruments as may be required under the laws of the State of Idaho to establish its authority to sell those Shares, and (2) the certificates evidencing the ownership by the Partnership of the number of Shares purchased by the corporation with proper assignments thereof in blank duly executed by the Partnership with its signature guaranteed.





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                 (b)  The corporation shall pay to the Partnership the entire purchase price for the Shares being purchased.

                 (c) Should the closing occur more than nine months after the date of death of Kathryn Albertson, in addition to the purchase price for the Shares being purchased, upon demand the corporation shall pay to the personal representative an amount equivalent to the aggregate of (i) interest upon that purchase price computed at a rate equivalent to that then chargeable by the United States of America under the applicable provisions of the Internal Revenue Code for delinquent estate taxes computed for the period from the date which is nine months after the date of death of Kathryn Albertson to the date of closing, and (ii) all penalties and other charges levied and imposed by the Internal Revenue Service by reason of the late payment of those estate taxes.

         4.3. Should the corporation fail, refuse or decline to exercise its option to purchase all of the Shares owned by the Partnership at the time of Kathryn Albertson's death within the option period stated in subsection 4.2, then and in that event the Partnership shall be obligated to sell those Shares through a secondary





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public offering utilizing the procedure set forth in Section 5.

         Section 5.  Public Offering of Shares.

         5.1. Should the corporation have failed, refused or declined to purchase all of the Shares owned by the Partnership at the time of Kathryn Albertson's death in the manner and within the option period stated in subsection 4.2, promptly following the expiration of that option period or notice in writing by the corporation that it declines to exercise the option the Partnership shall proceed expeditiously through the exercise of its best efforts to cause those Shares to be registered under the Securities Act of 1933 for public distribution and sale through an underwriter and to consummate an agreement for sale of those Shares to or through an underwriter. The corporation may designate the underwriter. The amount of the underwriter's commissions shall require approval by the corporation. The gross price per Share (before deducting the underwriter's commissions) at which the Shares shall be offered through the underwriter for distribution and sale shall be fixed and established by the Partnership. Unless a greater gross price per Share is approved by the corporation, that gross price as fixed and established by the Partnership shall not exceed the





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market value per Share determined as at the date of the offering.

         5.2. All expenses and costs associated with the registration of those Shares and such public distribution or sale, including (without limitation) registration fees, fees and expenses of counsel for the Partnership, fees and expenses of accountants, printing costs and the underwriter's commissions shall be assumed and paid by the corporation. Accordingly, upon demand by the Partnership, the corporation agrees to reimburse and pay to the Partnership all expenditures by the Partnership for those purposes.

         5.3. The Partnership may delegate to the corporation and to its employees or persons designated by the corporation the actual preparation of the registration statement, prospectus and offering circular and other instruments required to effect a registration under the Securities Act of 1933, retaining the privilege to approve the final form thereof. In such event, the Partnership shall furnish to the corporation in writing such information known to the Partnership as shall reasonably be required by the corporation for use in such registration statement, prospectus or offering circular. In any event, the form and content of those instruments shall





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require approval by both the Partnership and the corporation.

         5.4. The corporation agrees to indemnify, to the extent permitted by law, the Partnership and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act of 1933, as amended, jointly or severally, against all losses, claims, damages, liabilities or expenses (under such Act or common law or otherwise) arising from or caused by any untrue statement or alleged untrue statement of a material fact which was furnished by any employee of the corporation and incorporated in the registration statement or any offering circular or prospectus (as amended or supplemented) or if the corporation or any employee thereof was responsible for any omission or alleged omission to state in the registration statement or the offering circular or prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading; excepting insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement of or an omission in the information furnished and provided by the Partnership expressly for use therein; and the corporation shall reimburse the Partnership and its controlling persons for any legal or other expenses





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reasonably incurred by them in investigating or defending against such alleged losses, claims, damages, liabilities or expenses.

         Although the underwriting agreement will be entered into between the Partnership and the underwriter, the corporation agrees to indemnify the underwriter, its officers and directors, and each person who controls the underwriter within the meaning of the Securities Act of 1933, as amended, if then in effect or any similar Federal statute then in force to the same extent as hereinabove provided with respect to indemnification of the Partnership.

         Should the Partnership delegate to the corporation and to its employees the actual preparation of the registration statement, prospectus, offering circular or other instruments required to effect a registration under the Securities Act of 1933, the Partnership agrees to indemnify, to the extent permitted by law, the corporation, its directors and officers and each person, if any, who controls the corporation within the meaning of such Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact incorporated in the registration statement or





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prospectus which was furnished in writing by the Partnership expressly for use therein.

         Should the Partnership, promptly following the expiration of the option period stated in subsection 4.2 or promptly following receipt of notice in writing by the corporation that it declines to exercise the option granted to it in Section 4, have delegated to the corporation and to its employees or persons designated by the corporation the actual preparation of the registration statement, prospectus, offering circular and other instruments required to effect a registration under the Securities Act of 1933 and should the preparation and filing of those instruments be so delayed that the closing with the underwriter contemplated in subsection 5.5 does not occur within a period of nine months following the date of death of Kathryn Albertson, upon demand the corporation shall be obligated to pay to the personal representative an amount equivalent to the aggregate of (i) interest at a rate equivalent to that then chargeable by the United States of America under applicable provisions of the Internal Revenue Code for delinquent estate taxes computed upon that portion of the gross offering price of all Shares sold through the secondary public offering by the Partnership and which the personal repre-





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sentative was required to pay as estate taxes payable to the Internal Revenue
Service for the period from the date which is nine months after the date of death of Kathryn Albertson to the date of closing under subsection 5.5, and
(ii) all penalties and other charges levied and imposed by the Internal Revenue Service by reason of the late payment of those estate taxes.

         5.5. Promptly following the date of the sale under the public offering, there shall be a closing in the office of the underwriter. At that closing, the underwriter shall pay to the Partnership the gross offering price per share for all shares of the stock sold; the corporation shall pay to the underwriter its commission on all of the Shares sold; and simultaneously therewith the Partnership shall deliver to the underwriter certificates evidencing the Shares for which payment was received by it with proper assignments in blank thereof duly executed by the Partnership with its signature guaranteed.

         Section 6.  General.

         6.1. The Partnership agrees that it will not pledge or create a security interest in the Shares to secure payment of any obligation, and that it will not sell, assign, transfer or create an interest the





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Shares except as provided in this agreement.  The provisions of this subsection shall not be interpreted to limit or in any respect restrict the authority of the Partnership to borrow funds, incur obligations or establish lines of credit based upon its general net worth as disclosed by a balance sheet listing the Shares owned by it as an asset.

         6.2.  [INTENTIONALLY LEFT BLANK]

         6.3.  This agreement and the endorsement of the legend contemplated in
Section 7 upon certificates evidencing its ownership of Shares shall not in any respect deprive the Partnership of all rights of ownership of the Shares owned by it, including (without limitation thereto) unrestricted voting rights and the right to receive and retain all dividends (either in cash or in the form of shares of stock) declared thereon, subject only to the specific provisions of Sections 3, 4, 5 and 6.

         Section 7.  Endorsement of Stock Certificates.

         7.1. Immediately following the execution of this agreement, the Partnership agrees to deliver to the corporation all certificates evidencing ownership by the Partnership of Shares in order that there may be endorsed





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upon the face of each such certificate a legend reading substantially as follows:

                 "The shares of stock evidenced by this certificate are subject to an Agreement entered into on the ___ day of February, 1996, between Alscott Limited Partnership #1 and Albertson's, Inc. which restricts and controls any sale, assignment, transfer, pledge or other disposition of the shares of stock evidenced by this certificate. A copy of such Agreement is on file with the Secretary of Albertson's, Inc."

After endorsement of that legend, each certificate shall be returned to the Partnership. So long as this agreement is in force, a legend substantially as above stated shall be endorsed on each certificate representing Shares hereafter issued by the corporation to the Partnership.

         7.2. A copy of this agreement shall remain on file with the Secretary of the corporation.

         7.3.  In either of these events:

                 (i) As authorized in subsection 3.2, should the Partnership sell Shares to a purchaser other than the corporation or Kathryn Albertson; or

                 (ii) as contemplated in subsection 3.3, should the corporation fail, refuse or decline to purchase Shares from a donee within the option period provided in that subsection,

upon request by the Partnership or by the donee (as the case may be) the corporation agrees to replace the cer-





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tificates evidencing the Shares involved (and upon which the legend contemplated in subsection 7.1 or subsection 3.3 appears) by a certificate or certificates duly executed and issued evidencing ownership by the Partnership or by the donee (as the case may be) of an equivalent number of Shares upon which no legend of the nature contemplated in subsection 7.1 or subsection 3.3 shall appear.

         Section 8.  Notices.

         All notices, offers, acceptances, demands, requests and other communications contemplated in this agreement shall be in writing and shall be deemed delivered either (a) by personal delivery to the party to whom it is addressed or (b) upon the expiration of three (3) days following the date of mailing (as shown by the postmark on the envelope) through United States Certified Mail, postage prepaid, return receipt requested, addressed to the respective parties hereto at the following addresses:

         In the case of the Partnership:

                 Alscott Limited Partnership #1
                 Suite 100
                 380 E. Parkcenter Blvd.
                 Boise, Idaho 83706
                 Attention:  Thomas Wilford





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         In the case of Albertson's, Inc., a separate notice addressed to each:


         Thomas R. Saldin                          Kaye L. O'Riordan
         Executive Vice President,                 Corporate Secretary and
         Administration and                        Senior Attorney
         General Counsel                           Albertson's, Inc.
         Albertson's, Inc.                         250 E. Parkcenter Blvd.,
         250 E. Parkcenter Blvd.                   Boise, Idaho 83706
         Boise, Idaho 83706


The Partnership may change its address above stated by notice in writing to the corporation. The corporation may change individual officers or the address above stated by notice in writing to the Partnership.

         Section 9.  Succession.

         9.1. It is agreed that neither party to this agreement shall assign the agreement or its rights thereunder to any third party without the express approval in writing of the other party. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (to the extent approved by the other party).

         9.2. The provisions of this agreement to be performed following the death of Kathryn Albertson shall be binding upon the Partnership and upon the personal representative of the estate of Kathryn Albertson, then deceased, and her heirs and devisees.





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         Section 10.  Enforcement - Attorneys Fees.

         10.1 Each party hereto recognizes that its obligations hereunder are unique and that the breach of any obligation could not be adequately compensated by monetary damages; therefore, each party directs that specific performance of each such obligation shall be the remedy available to the other party for any such breach.

         10.2. In the event suit or action be instituted by either party to enforce performance by the other party of the terms and provisions of this agreement incumbent upon the other party to be kept or performed, the prevailing party in such suit or action shall be entitled to recover a reasonable sum as attorneys fees and all courts costs incurred on behalf of that party and that amount shall be included in the judgment made and entered in that action.

         Section 11.  Other Agreements.

         This agreement together with the Stockholders' Agreement shall supersede any prior agreements between the parties and any other written or oral understanding between the parties with respect to the sale and purchase of the Shares of stock.

         Section 12.  Validity - Legality.

         In the event that any provision of this agreement shall be held invalid or illegal or unenforceable in





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whole or in part, the validity of any other provision of this agreement shall not in any manner be affected thereby.

         Section 13.  Governing Law.

         The provisions of this agreement and the interpretation thereof shall be governed and construed in accordance with the laws of the State of Idaho.

                 IN WITNESS WHEREOF, this agreement has been duly executed by and on behalf of each party hereto the day and year herein first above written.



                                           ALBERTSON'S, INC.

(Corporate Seal)

                                           By: THOMAS R. SALDIN
                                               -------------------------------
                                               Thomas R. Saldin
                                               Executive Vice President
         KAYE L. O'RIORDAN                       Administration & General
- ---------------------------------------          Counsel
         Kaye L. O'Riordan
         Secretary

                                           ALSCOTT LIMITED PARTNERSHIP #1


                                           By:  Alscott, Inc.
                                                  General Partner


                                           By: THOMAS WILFORD
                                               -------------------------------
                                               Thomas Wilford
                                               Treasurer and Secretary





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